INTANGIBLE ASSETS, NET (Schedule of expected amortization in future periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2023	$ 587
2024	617
2025	1,389
2026	1,320
2027	969
2028 and thereafter	3,326
Total expected amortization	$ 8,208	$ 6,274